MATINAS BIOPHARMA

ENHANCE-IT Topline Data Announcement
February 1, 2021



Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as "expects," "anticipates," "intends," "plans," "could," "believes," "estimates" and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under "Risk Factors" in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma's product candidates are all in a development stage and are not available for sale or use.



CALL AGENDA

I. Opening Remarks – Jerome D. Jabbour, CEO

II. Review of Results – James J. "Terry" Ferguson, M.D., FACC, FAHA - CMO

III. KOL Perspective – John Kastelein, M.D., Ph.D., FESC

IV. Summary & Conclusions

V. Question & Answer Session

MATINAS BIOPHARMA



Jerome D. Jabbour
Chief Executive Officer

MATINAS BIOPHARMA

LYPDISO™ – Formulated to Achieve Best-in-Class Potency



Less Bioavailable
ETHYL ESTHERS
Highly Bioavailable
FREE FATTY ACIDS
LOVAZA *
Vascepa *
Epanova *
LYPDISO™*
EPA
DHA
OTHER
EPA
EPA
DHA
OTHER
EPA
DPA
OTHER
1ST GENERATION
Repurposed Products
2ND GENERATION
For CV Applications

*estimated composition

MATINAS BIOPHARMA



James J. "Terry" Ferguson, M.D., FACC, FAHA
Chief Medical Officer

ENHANCE-IT Study: LYPDISO™ vs Vascepa®

OBJECTIVES

To assess pharmacodynamic (PD) effects of LYPDISO™, compared with Vascepa®, on TGs and other lipoprotein lipids, apolipoproteins, hs-CRP, and PCSK9 in men and women with elevated TGs

- Randomized, open-label, active-control crossover design (n=100)
- LYPDISO™ vs. Vascepa®, administered per Vascepa® label at 2g 2x/day with a meal each time; TLC diet
- Fasting TG 150-499 mg/dL (at least 50% with TGs ≥200-499 mg/dL)
- No other lipid-lowering Rx (stable-dose statins allowed)
- Two 28-day treatment periods, ≥ 28-day washout between treatments
- Measurement of PD parameters and omega-3 blood levels

PRIMARY ENDPOINT

- % change from baseline to end-of-treatment in plasma TG

SECONDARY ENDPOINTS

- Total-C, LDL-C, VLDL-C, HDL-C, non-HDL-C, Apo A1, Apo B, Apo C3, PCSK9, hs-CRP
- Omega-3 fatty acids (EPA, DHA, DPA, total) in plasma



Screening
Men and women
≥ 18 years
TGs 150-499 mg/dL
n=100
Randomization
> 50% w/TGs
200-499 mg/dL
Blood samples
LYPDISO™
Treatment
(28 days)
Vascepa®
Blood samples
Washout
>28 days
Blood samples
Vascepa®
Treatment
(28 days)
LYPDISO™
Blood samples

Primary Endpoint: % Change from baseline in plasma TG

The pharmacodynamic (PD) population included all subjects for whom estimation of PD parameters was possible for both treatment periods.

The per protocol population (PP) included all subjects in the PD population for whom compliance for both treatment periods was ≥ 80% with no clinically important protocol deviations.

MATINAS BIOPHARMA

ENHANCE-IT – Plasma Fatty Acids – Pharmacodynamic (PD) Population

PD Population (n=94)								
Fatty Acid	**Baseline (Median)**		**End-of-Treatment (Median)**		**% Δ from Baseline (Median)**		***Relative % Increase in Omega-3 level Δ vs. Vascepa***	***P-value***
	LYPDISO™	Vascepa®	LYPDISO™	Vascepa®	LYPDISO™	Vascepa®		
EPA (µg/mL)	13.8	15.5	143	115	1009	690	46 %	<0.001
DPA (µg/mL)	20.3	20.7	57.8	50.3	183	145	26 %	<0.001
DHA (µg/mL)	48.6	50.2	49.7	48.1	4.5	-1.4	--	0.01
EPA+DPA+DHA (nmol/mL)	254	263	789	696	221	160	38 %	<0.001

Similar outcomes were noted in the per-protocol (PP) population.

MATINAS BIOPHARMA

EPA Blood Levels Were the <u>Only</u> Biomarker That Predicted CV Outcomes in REDUCE-IT

Primary Endpoints in REDUCE-IT as a Function of EPA Levels



Placebo
Icosapent Ethyl EPA ≤116.9 µg/mL
Icosapent Ethyl EPA >116.9 to ≤190.6 µg/mL
Icosapent Ethyl EPA >190.6 µg/mL
Patients with an Event (%)
0.3
0.2
0.1
0.0
0
1
2
3
4
5
Years Since Randomization

Amarin ***EMDAC Panel*** *Nov. 2019*

Relationship of EPA Levels to Outcome (HR)



Primary Endpoint
Key Secondary Endpoint
Hazard Ratio: Reference to EPA = 26 µg/mL
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
26
100
200
300
400
AUC-Derived Daily Average EPA (µg/mL)

Bhatt DL. ***ACC/WCC 2020, Chicago (virtual)***

<u>Key Points:</u>

1. The highest EPA blood levels in REDUCE-IT were associated with the lowest CV event rates.
2. EPA was the <u>only</u> biomarker that predicted outcome – Changes in TG, LDL-C, non-HDL, ApoB and hs-CRP did <u>not</u>.

ENHANCE-IT – Lipoproteins and Inflammatory Markers- Pharmacodynamic (PD) Population

Variable*	PD Population (N = 94)		P-value
	Median % Δ		
	LYPDISO™	Vascepa®	
TG	- 21.9	- 15.7	0.27
TC	- 5.2	- 2.9	0.17
LDL-C	- 5.4	- 2.5	0.24
VLDL-C	- 16.3	- 12.9	0.26
HDL-C	- 1.3	- 1.5	0.69
Non-HDL-C	- 7.5	- 3.8	0.19
Apo A1	- 5.0	- 3.5	0.46
Apo B	- 4.7	- 1.9	0.54
Apo C3	- 12.5	- 10.5	0.53
PCSK9	- 7.7	- 6.1	0.80
hs-CRP	**- 5.7**	**+ 9.4**	**0.03**

**Units of mg/dL for lipoprotein lipids, units of ng/mL for PCSK9, and units of mg/L for hs-CRP*

MATINAS BIOPHARMA

ENHANCE-IT – Lipoproteins and Inflammatory Markers- Per Protocol (PP) Population

Variable**	PP Population (N = 82)		P-value
	Median % Δ		
	LYPDISO™	Vascepa®	
TG	**- 20.9***	**-13.8**	**0.04**
TC	**- 5.5***	**- 2.3**	**0.04**
LDL-C	- 5.6	- 2.1	0.17
VLDL-C	**- 16.0***	**- 10.9**	**0.03**
HDL-C	- 1.6	- 2.0	0.52
Non-HDL-C	- 7.6	- 3.2	0.07
Apo A1	- 5.0	- 2.9	0.44
Apo B	- 4.1	- 1.8	0.60
Apo C3	- 11.1	- 8.7	0.10
PCSK9	- 6.7	- 5.5	0.68
hs-CRP	**- 6.1***	**+ 9.9**	**0.01**

***Units of mg/dL for lipoprotein lipids, units of ng/mL for PCSK9, and units of mg/L for hs-CRP*

***Statistical significance (superiority) vs. Vascepa®**



John Kastelein, M.D., Ph.D., FESC

John is Emeritus Professor of Medicine at the Department of Vascular Medicine at the Academic Medical Center (AMC) of the University of Amsterdam, where he held the Strategic Chair of Genetics of Cardiovascular Disease. Professor Kastelein has published over 1,320 research papers in peer reviewed journals, including Nature Genetics, Lancet, New England Journal of Medicine, JAMA and Circulation and had a Hirsch index of 122 as of January 2020. His citations reached over 680 in 2020 and in total over 74,800.

Dr. Kastelein is a member of the Steering Committees of numerous lipid-lowering and cardiovascular intervention trials. His main interest is in the development of novel therapies for Cardiovascular Diseases and the genetic basis of dyslipidemia. Dr. Kastelein is chief executive officer (CEO) of the Vascular Research Network (VRN), a site maintenance organization comprising over 50 hospitals in the Netherlands, involved in clinical trials for cardiometabolic disease. He is president of the Dutch Atherosclerosis Society and the National Scientific Committee on Familial Hypercholesterolemia and is also a Fellow of the European Society of Cardiology (FESC). In 2010 he was awarded the prestigious Dutch Heart Association prize of EUR 1 million and in 2011 the ZonMw Parel for his research in the field of gene therapy. In addition to these functions, Dr. Kastelein is a key advisor to a number of biotech and pharmaceutical companies.

Dr. Kastelein was awarded a doctorate in Medicine (with Honors) from the University of Amsterdam, trained in internal medicine at the Academic Medical Center of the University of Amsterdam, and trained in lipidology and molecular biology at the University of British Columbia in Vancouver.

ENHANCE-IT – Summary and Conclusions

- Plasma EPA concentrations were significantly higher with LYPDISO™, (46% relative percent increase change from baseline EPA level vs. Vascepa®)
- Levels of EPA have been directly correlated with improvements in cardiovascular outcomes (Vascepa® in REDUCE-IT)
- The ENHANCE-IT data indicate potential for superior cardioprotection with LYPDISO™ vs. Vascepa®
- The primary endpoint of percent change from baseline to end-of-treatment in triglycerides (TGs) did not meet statistical significance in the prespecified Pharmacodynamic (PD) Population
- Analysis of the Per Protocol (PP) Population demonstrated statistically significant improvement and superiority vs. Vascepa® in TGs, Total Cholesterol, and VLDL
- There were also significant reductions in hs-CRP with LYPDISO™ compared with Vascepa®, suggesting potential superior anti-inflammatory impact of LYPDISO™ (with additional potential cardiovascular and anti-inflammatory implications)
- The ENHANCE-IT data support the pursuit of a cardiovascular outcomes indication for LYPDISO™
- Analysis of safety database is ongoing. There were no serious adverse events reported and no dropouts related to study drug adverse events.

MATINAS BIOPHARMA



ENHANCE-IT Topline Data Announcement

February 1, 2021